Interest expense and other financial income & expense - Other financial income & expense (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Analysis of income and expense [abstract]
Interest income	$ 45	$ 16	$ 3
Loss on extinguishment of financial debt	0	(5)	0
Other financial expense	(11)	(12)	(10)
Monetary loss from hyperinflation accounting	(13)	(16)	(6)
Currency result, net	(39)	(58)	(29)
Total other financial income & expense	$ (18)	$ (75)	$ (42)